Exhibit 99.1

COMPUCREDIT REPORTS FOURTH QUARTER 2007 RESULTS

ATLANTA, GA, February 13, 2008 – CompuCredit (NASDAQ: CCRT) reported fourth quarter 2007 GAAP earnings of $15.8 million, or $0.33 per fully diluted common share, versus fourth quarter 2006 GAAP earnings $9.7 million, or $0.19 per fully diluted common share. Fourth quarter 2007 GAAP earnings from continuing operations were $25.8 million, or $0.54 per fully diluted common share, as compared to $16.7 million, or $0.33 per fully diluted common share, for the fourth quarter of 2006.

On a managed basis, CompuCredit reported a fourth quarter 2007 net loss of $28.1 million, or $0.59 of managed loss per fully diluted common share, versus fourth quarter 2006 managed earnings of $19.9 million or $0.40 per fully diluted common share. The fourth quarter 2007 managed loss from continuing operations was $18.2 million, or $0.38 of managed loss per fully diluted common share, as compared to $26.6 million of managed earnings from continuing operations, or $0.53 of managed earnings per fully diluted common share, for the fourth quarter of 2006.

Operations that the Company discontinued in the fourth quarter of 2007 include 105 of its retail micro-loan branches in six states, its stored value card operations, its Internet-based installment loan operations and operations under which it purchased and serviced motorcycle, all-terrain vehicle and personal watercraft loans through and for pre-qualified networks of dealers.

“We remain focused on effective capital deployment, diligent underwriting and account management practices, and efficient management of our cost structure,” said David G. Hanna, Chairman and CEO of CompuCredit.

CompuCredit’s net interest margin was 17.8 percent in the fourth quarter of 2007, as compared to 22.7 percent for the fourth quarter of 2006 and 18.6 percent in the previous quarter. The adjusted charge-off rate was 13.4 percent in the fourth quarter of 2007, up from 10.9 percent for the fourth quarter of 2006 and 10.1 percent in the previous quarter. As of December 31, 2007, the 60-plus day delinquency rate was 18.4 percent, up from 14.1 percent as of December 31, 2006 and 14.6 percent as of September 30, 2007.

CompuCredit’s GAAP and managed fourth quarter 2007 results include the following pre-tax items: $53.6 million of Retail Micro-Loans segment goodwill impairment charges; $7.4 million of charges to write off internally developed software and other assets; $6.9 million of net losses on investments in third-party asset-backed securities; $6.0 million of expense for charitable contributions; $3.6 million in charges to write certain discontinued Retail Micro-Loans segment assets down to fair value; and a $1.6 million dealer intangibles impairment charge related to the Auto Finance segment. Also included in CompuCredit’s fourth quarter 2007 GAAP results was $211.1 million of pre-tax income associated with the securitization of its lower-tier credit card receivables.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It also is important to analysts, investors and others that CompuCredit provide selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if we still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that substantially all of CompuCredit’s credit card receivables had been sold in securitization transactions as of December 31, 2007; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that we manage for CompuCredit’s equity-method investees; (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results; and (5) recognition that CompuCredit’s Fingerhut managed receivables were recorded at a $0 basis in CompuCredit’s GAAP financial statements prior to CompuCredit’s re-securitization of these receivables in September 2006.

* * * * *

Further details regarding CompuCredit’s fourth quarter 2007 financial performance will be discussed during management’s conference call on Wednesday, February 13, 2008 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.compucredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Investor Relations Jay Putnam 770.828.2612 Jay.Putnam@CompuCredit.com Media Relations Tom Donahue 770.828.1577 Thomas.Donahue@compucredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	December 31, 2007	September 30, 2007	December 31, 2006
Common Share Statistics
Net Income (Loss) From Continuing Operations Per Common Share:
Basic	$0.54	($1.02)	$0.34
Diluted	$0.54	($1.02)	$0.33
Loss On Discontinued Operations Per Common Share:
Basic	($0.21)	($0.08)	($0.14)
Diluted	($0.21)	($0.08)	($0.14)
Net Income (Loss) Per Common Share:
Basic	$0.33	($1.10)	$0.20
Diluted	$0.33	($1.10)	$0.19
Book Value Per Common Share Outstanding (Period End)	$16.73	$16.23	$17.89
Stock Price Per Common Share (Period End)	$9.98	$21.71	$39.81
Total Market Capitalization (Period End)	$472,832	$1,068,393	$1,967,240
Shares Outstanding (Period End)(1)	47,378	49,212	49,416
Weighted Average Shares Outstanding—Basic	47,614	48,506	48,760
Weighted Average Shares Outstanding—Diluted	47,860	48,506	50,328

Average Managed Receivables Statistics (2)
Average Managed Receivables	$4,157,181	$4,025,914	$2,757,719
Average Shareholders’ Equity	$795,658	$822,453	$878,944
GAAP Return On Average Managed Receivables	2.5%	-4.9%	2.4%
GAAP Return On Average Equity (ROE)	13.0%	-24.1%	7.6%
Net Interest Margin	17.8%	18.6%	22.7%
Other Income Ratio	15.1%	16.9%	16.1%
Net Charge-Off Rate	15.8%	13.8%	12.0%
Adjusted Charge-Off Rate	13.4%	10.1%	10.9%
Adjusted Charge Offs	$139,701	$101,377	$74,966
Risk Adjusted Margin	18.9%	25.1%	27.4%
Operating Ratio	19.6%	13.5%	16.8%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$4,142,638	$4,153,703	$2,815,219
Delinquency Rate (60+ days)	18.4%	14.6%	14.1%
Number of Accounts	5,313	5,498	3,851
Shareholders’ Equity	$792,579	$798,736	$883,940
Equity to Managed Receivables Ratio	19.1%	19.2%	31.4%

(1)	Shares outstanding balances exclude 5,677,950 shares that are outstanding at December, 31, 2007, September 30, 2007 and December 31, 2006 but that are returnable to CompuCredit under the terms of a share lending arrangement.

(2)	Receivables-based statistics are based on continuing operations only.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	December 31, 2007	December 31, 2006
Assets
Cash and cash equivalents (including restricted cash of $29,128 at December 31, 2007 and $15,104 at December 31, 2006)	$137,526	$110,412
Securitized earning assets	1,015,579	811,012
Non-securitized earning assets, net:
Loans and fees receivable, net of $27,199 and $118,005 in deferred revenue and $51,489 and $225,319 in allowances for uncollectible loans and fees receivable at December 31, 2007 and 2006, respectively	357,027	653,716
Investments in previously charged-off receivables	14,523	12,871
Investments in securities	27,714	141,657
U.S. government securities resale agreements	—	50,577
Deferred costs, net	14,923	16,465
Property at cost, net of depreciation	84,466	63,986
Investments in equity-method investees	63,023	83,038
Intangibles, net	8,248	12,382
Goodwill	97,169	120,115
Prepaid expenses and other assets	45,247	37,666
Assets held for sale	8,735	—

Total assets	$1,874,180	$2,113,897

Liabilities
Accounts payable and accrued expenses	$159,396	$112,453
Notes payable and other borrowings	235,591	358,694
Convertible senior notes	550,000	550,000
Deferred revenue, primarily from forward flow agreement	33,277	55,260
Current and deferred income tax liabilities	70,232	112,983
Liabilities related to assets held for sale	373	—

Total liabilities	1,048,869	1,189,390
Minority interests	32,732	40,567

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 61,938,533 shares issued and 53,055,505 shares outstanding at December 31, 2007 (including 5,677,950 loaned shares to be returned); and 59,464,216 shares issued and 55,093,686 shares outstanding at December 31, 2006 (including 5,677,950 loaned shares to be returned)	—	—
Additional paid-in capital	409,964	321,010
Treasury stock, at cost, 8,883,028 and 4,370,530 shares at December 31, 2007 and December 31, 2006, respectively	(225,457)	(124,084)
Warrants	—	25,610
Accumulated other comprehensive income	1,637	12
Retained earnings	606,435	661,392

Total shareholders’ equity	792,579	883,940

Total liabilities and shareholders’ equity	$1,874,180	$2,113,897

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

	For The Three Months Ended			For The Year Ended
	December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006
	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Consumer loans, including past due fees	$141,641	$123,934	$83,112	$440,084	$278,894
Other	5,653	4,701	5,657	22,705	19,091

Total interest income	147,294	128,635	88,769	462,789	297,985
Interest expense	(26,194)	(22,459)	(15,528)	(81,516)	(52,472)

Net interest income before fees and related income on non—securitized earning assets and provision for loan losses	121,100	106,176	73,241	381,273	245,513
Fees and related income on non-securitized earning assets	253,346	213,166	176,209	796,595	581,493
Provision for loan losses	(333,738)	(299,216)	(170,553)	(967,230)	(506,118)

Net interest income, fees and related income on non-securitized earning assets	40,708	20,126	78,897	210,638	320,888

Other operating income:
Fees and related income on securitized earning assets	180,154	29,642	53,786	301,486	200,232
Servicing income	24,585	26,273	19,464	96,944	89,100
Ancillary and interchange revenues	18,319	19,197	14,223	67,840	43,293
Equity in income of equity-method investees	7,413	7,648	13,172	34,360	106,883

Total other operating income	230,471	82,760	100,645	500,630	439,508

Other operating expense:
Salaries and benefits	18,274	20,168	12,760	74,371	49,564
Card and loan servicing	89,342	77,092	60,810	309,020	234,963
Marketing and solicitation	17,097	39,215	31,467	142,458	109,748
Depreciation	14,281	8,804	7,821	42,906	25,964
Goodwill impairment	48,449	—	—	48,449	10,546
Other	39,100	33,810	39,624	134,727	109,516

Total other operating expense	226,543	179,089	152,482	751,931	540,301

Income (loss) from continuing operations before minority interest and income taxes	44,636	(76,203)	27,060	(40,663)	220,095
Minority interest	1,163	(1,257)	(1,069)	(1,600)	(12,898)

Income (loss) from continuing operations before income taxes	45,799	(77,460)	25,991	(42,263)	207,197
Income tax (expense) benefit	(20,028)	27,942	(9,248)	11,836	(74,198)

Income (loss) from continuing operations	25,771	(49,518)	16,743	(30,427)	132,999
Discontinued operations:
Loss from discontinued operations before income tax benefit	(15,405)	(5,697)	(10,827)	(31,644)	(39,267)
Income tax benefit of discontinued operations	5,391	1,994	3,789	11,075	13,743

Loss from discontinued operations	(10,014)	(3,703)	(7,038)	(20,569)	(25,524)

Net income (loss)	$15,757	$(53,221)	$9,705	$(50,996)	$107,475

Income (loss) from continuing operations per common share—basic	$0.54	$(1.02)	$0.34	$(0.62)	$2.73

Income (loss) from continuing operations per common share—diluted	$0.54	$(1.02)	$0.33	$(0.62)	$2.65

Loss from discontinued operations per common share—basic	$(0.21)	$(0.08)	$(0.14)	$(0.42)	$(0.52)

Loss from discontinued operations per common share—diluted	$(0.21)	$(0.08)	$(0.14)	$(0.42)	$(0.51)

Net income (loss) per common share—basic	$0.33	$(1.10)	$0.20	$(1.04)	$2.21

Net income (loss) per common share—diluted	$0.33	$(1.10)	$0.19	$(1.04)	$2.14

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended December 31, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$2,614	$16,227	$17,865	$1,121	$2,881	$40,708

Total other operating income	$229,839	$415	$—	$217	$—	$230,471

Income (loss) from continuing operations before income taxes	$101,193	$10,328	$(46,958)	$(18,073)	$(691)	$45,799

Loss from discontinued operations before income taxes	$—	$—	$(11,092)	$—	$(4,313)	$(15,405)

Loans and fees receivable, gross	$7,044	$21,010	$49,464	$345,843	$12,354	$435,715

Loans and fees receivable, net	$6,556	$15,917	$39,391	$285,531	$9,632	$357,027

Total assets	$1,302,714	$47,736	$112,516	$380,783	$30,431	$1,874,180

Three Months Ended December 31, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$37,126	$15,088	$21,674	$5,009	$—	$78,897

Total other operating income	$100,159	$217	$51	$218	$—	$100,645

Income (loss) from continuing operations before income taxes	$12,476	$10,230	$5,628	$(2,343)	$—	$25,991

Loss from discontinued operations before income taxes	$—	$—	$(1,951)	$—	$(8,876)	$(10,827)

Loans and fees receivable, gross	$748,717	$12,217	$90,615	$137,169	$8,322	$997,040

Loans and fees receivable, net	$442,028	$9,710	$82,522	$113,466	$5,990	$653,716

Total assets	$1,684,208	$38,699	$218,809	$157,500	$14,681	$2,113,897

Year Ended December 31, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$34,789	$65,152	$74,602	$28,493	$7,602	$210,638

Total other operating income	$497,015	$1,563	$—	$2,052	$—	$500,630

(Loss) income from continuing operations before income taxes	$(14,071)	$42,747	$(36,639)	$(33,439)	$(861)	$(42,263)

Loss from discontinued operations before income taxes	$—	$—	$(16,843)	$—	$(14,801)	$(31,644)

Loans and fees receivable, gross	$7,044	$21,010	$49,464	$345,843	$12,354	$435,715

Loans and fees receivable, net	$6,556	$15,917	$39,391	$285,531	$9,632	$357,027

Total assets	$1,302,714	$47,736	$112,516	$380,783	$30,431	$1,874,180

Year Ended December 31, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$169,247	$48,011	$71,479	$32,151	$—	$320,888

Total other operating income	$433,904	$528	$4,238	$838	$—	$439,508

Income (loss) from continuing operations before income taxes	$175,094	$30,609	$(2,849)	$4,343	$—	$207,197

Loss from discontinued operations before income taxes	$—	$—	$(7,807)	$—	$(31,460)	$(39,267)

Loans and fees receivable, gross	$748,717	$12,217	$90,615	$137,169	$8,322	$997,040

Loans and fees receivable, net	$442,028	$9,710	$82,522	$113,466	$5,990	$653,716

Total assets	$1,684,208	$38,699	$218,809	$157,500	$14,681	$2,113,897

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Year Ended
	December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006
GAAP net income (loss) as reported	$15,757	$(53,221)	$9,705	$(50,996)	$107,475
Securitization adjustment, net of tax	193,314	(2,368)	(11,698)	164,556	(1,000)
Provision to charge off adjustment, net of tax	(237,174)	102,083	21,912	(92,345)	70,444

Managed net (loss) income	$(28,103)	$46,494	$19,919	$21,215	$176,919

Managed net (loss) income per common share	$(0.59)	$0.95	$0.40	$0.43	$3.51

	For The Three Months Ended December 31, 2007			For The Three Months Ended December 31, 2006
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$141,641	$42,885	$184,526	$83,112	$73,502	$156,614
Net interest expense	(20,541)	15,072	(5,469)	(9,871)	6,344	(3,527)
Provision / charge offs	(333,738)	194,037	(139,701)	(170,553)	95,587	(74,966)
Other operating income	483,817	(327,035)	156,782	276,854	(165,959)	110,895
Marketing expense	(17,097)	—	(17,097)	(31,467)	—	(31,467)
Ancillary product expense	(691)	—	(691)	(412)	—	(412)
Operating expenses	(208,755)	5,561	(203,194)	(120,603)	4,935	(115,668)
Minority interests	1,163	(1,163)	—	(1,069)	1,069	—

Pre-tax (loss) income from continuing operations	45,799	(70,643)	(24,844)	25,991	15,478	41,469
Income tax (expense) benefit	(20,028)	26,715	6,687	(9,248)	(5,577)	(14,825)

Income (loss) from continuing operations	25,771	(43,928)	(18,157)	16,743	9,901	26,644

Pre-tax discontinued operations loss	(15,405)	103	(15,302)	(10,827)	481	(10,346)
Income tax benefit of discontinued operations	5,391	(35)	5,356	3,789	(168)	3,621

Loss from discontinued operations	(10,014)	68	(9,946)	(7,038)	313	(6,725)

Net Income (loss)	$15,757	(43,860)	$(28,103)	$9,705	10,214	$19,919

Weighted average shares outstanding	47,860		47,614	50,328		50,328

Income (loss) from continuing operations per common share	$0.54	$(0.92)	$(0.38)	$0.33	$0.20	$0.53

Loss from discontinued operations per common share	$(0.21)	$—	$(0.21)	$(0.14)	$0.01	$(0.13)

Net income (loss) per common share	$0.33	$(0.92)	$(0.59)	$0.19	$0.21	$0.40

Gross loans and fees receivable	$435,715	$3,706,923	$4,142,638	$997,040	$1,818,179	$2,815,219

	For The Year Ended December 31, 2007			For The Year Ended December 31, 2006
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$440,084	$240,317	$680,401	$278,894	$364,805	$643,699
Net interest expense	(58,811)	43,748	(15,063)	(33,381)	20,651	(12,730)
Provision / charge offs	(967,230)	551,961	(415,269)	(506,118)	270,161	(235,957)
Other operating income	1,297,225	(745,742)	551,483	1,021,001	(583,767)	437,234
Marketing expense	(142,458)	—	(142,458)	(109,748)	—	(109,748)
Ancillary product expense	(2,452)	—	(2,452)	(2,868)	—	(2,868)
Operating expenses	(607,021)	16,164	(590,857)	(427,685)	19,622	(408,063)
Minority interests	(1,600)	1,600	—	(12,898)	12,898	—

Pre-tax (loss) income from continuing operations	(42,263)	108,048	65,785	207,197	104,370	311,567
Income tax benefit (expense)	11,836	(37,640)	(25,804)	(74,198)	(37,614)	(111,812)

(Loss) income from continuing operations	(30,427)	70,408	39,981	132,999	66,756	199,755

Pre-tax discontinued operations loss	(31,644)	2,773	(28,871)	(39,267)	4,135	(35,132)
Income tax benefit of discontinued operations	11,075	(970)	10,105	13,743	(1,447)	12,296

Loss from discontinued operations	(20,569)	1,803	(18,766)	(25,524)	2,688	(22,836)

Net Income (loss)	$(50,996)	72,211	$21,215	$107,475	69,444	$176,919

Weighted average shares outstanding	48,717		49,191	50,338		50,338

Income (loss) from continuing operations per common share	$(0.62)	$1.43	$0.81	$2.65	$1.31	$3.96

Loss from discontinued operations per common share	$(0.42)	$0.04	$(0.38)	$(0.51)	$0.06	$(0.45)

Net (loss) income per common share	$(1.04)	$1.47	$0.43	$2.14	$1.37	$3.51

Gross loans and fees receivable	$435,715	$3,706,923	$4,142,638	$997,040	$1,818,179	$2,815,219

	For The Three Months Ended September 30, 2007
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$123,934	$63,549	$187,483
Net interest expense	(17,758)	13,829	(3,929)
Provision / charge offs	(299,216)	197,839	(101,377)
Other operating income	295,926	(125,504)	170,422
Marketing expense	(39,215)	—	(39,215)
Ancillary product expense	(683)	—	(683)
Operating expenses	(139,191)	3,279	(135,912)
Minority interests	(1,257)	1,257	—

Pre-tax (loss) income from continuing operations	(77,460)	154,249	76,789
Income tax benefit (expense)	27,942	(55,545)	(27,603)

(Loss) income from continuing operations	(49,518)	98,704	49,186

Pre-tax discontinued operations loss	(5,697)	1,555	(4,142)
Income tax benefit of discontinued operations	1,994	(544)	1,450

Loss from discontinued operations	(3,703)	1,011	(2,692)

Net (loss) income	$(53,221)	99,715	$46,494

Weighted average shares outstanding	48,506		48,987

(Loss) income from continuing operations per common share	$(1.02)	$2.02	$1.00

Loss from discontinued operations per common share	$(0.08)	$0.03	$(0.05)

Net (loss) income per common share	$(1.10)	$2.05	$0.95

Gross loans and fees receivable	$1,663,771	$2,489,932	$4,153,703